Retail | Fidelity Freedom 2020 Fund
Supplement to the
Fidelity Freedom® Funds
May 30, 2014
Prospectus

Fidelity Freedom® 2000 Fund merged into Fidelity Freedom® Income Fund on July 25, 2014. References to Fidelity Freedom 2000 Fund throughout this prospectus are no longer applicable.

Notwithstanding any information in the prospectus to the contrary, effective on or about August 1, 2014 Strategic Advisers, Inc. may vary asset allocations within the asset classes identified in the prospectus (domestic equity funds, international equity funds, bond funds and short-term funds) from the target asset allocations in each fund's fund summary. Strategic Advisers may utilize this strategy to allow portfolio managers to express their cyclical asset class views within predefined risk parameters. In implementing this strategy, Strategic Advisers, Inc. may vary exposure to asset classes as follows:

Asset Class	Range
Equity Funds (domestic and international)	+/- 10% (aggregate limit)
Bond Funds	+/- 10%
Short Term Debt Funds	+/- 10%

The following information supplements information under "Principal Investment Risks" in the "Fund Summary" section and the "Investment Details" section of the prospectus.

Active Allocation Risk. Strategic Advisers has discretion to increase or decrease the exposure to the asset classes listed above. This strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

The following information replaces similar information for Fidelity Freedom 2005 Fund found in the "Fund Summary" section under the heading "Principal Investment Strategies" on page 14.

  Using an asset allocation among underlying Fidelity funds as of March 31, 2014, of approximately:

Domestic Equity Funds	28.8%

International Equity Funds	11.9%

Bond Funds	39.9%

Short-Term Funds	19.4%